UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2014

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52013	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Penn Plaza (4th Floor), New York, New York 10001

(Address of Principal Executive Offices, Including Zip Code)

(212) 246-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.	Other Events

Town Sports International Holdings, Inc. (the “Company”) announced today that it is delaying its previously announced quarterly conference call to discuss third quarter 2014 financial results, which was scheduled to be held on Wednesday, October 29. The call is being postponed solely as a result of the Company continuing to analyze the accounting treatment for the sale of its East 86th Street property, which closed on September 12, 2014, in connection with the preparation of the Company’s financial statements for the quarter ended September 30, 2014.

The Company will make a further announcement in a subsequent press release to reschedule the date and time of the quarterly conference call to review financial results, which the Company currently expects to be held on Tuesday, November 11, 2014.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Town Sports International Holdings, Inc., dated October 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (Registrant)

Date: October 29, 2014	By:	/s/ David M. Kastin
David M. Kastin
Senior Vice President - General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Town Sports International Holdings, Inc., dated October 29, 2014